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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



      As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements (SEC File No. 333-08249, 333-08251, 333-08257,
333-08303 and 333-36785).

                                          Arthur Andersen LLP

San Antonio, Texas
December 24, 1997